Filed pursuant to Rule 497(e)

Registration Nos. 033-96634; 811-09094

March 8, 2022

LEUTHOLD FUNDS, INC.

Leuthold Core Investment Fund Retail Class Shares (Ticker: LCORX) Institutional Class Shares (Ticker: LCRIX)	Leuthold Select Industries Fund LSLTX
Leuthold Global Fund Retail Class Shares (Ticker: GLBLX) Institutional Class Shares (Ticker: GLBIX)	Grizzly Short Fund GRZZX

Supplement to the

Statement of Additional Information dated January 31, 2022

Effective as of March 7, 2022, Compass Distributors, LLC serves as the distributor to the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, and the Grizzly Short Fund (Compass Distributors already serves as the distributor to the Leuthold Core ETF).

As a result, the following sections of the Statement of Additional Information are amended and restated as provided below, which disclosure is found on page 63 and page 81 of the Statement of Additional Information:

Code of Ethics

The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While Compass Distributors, LLC, as the distributor to the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Grizzly Short Fund, and the Leuthold Core ETF, has adopted a code of ethics that is compliant with Rule 17j-1, the distributor is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).

Distributor - Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund

Compass Distributors, LLC serves as the distributor for the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, and the Grizzly Short Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the applicable Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval (subject to any applicable regulatory exceptions). The Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Corporation through a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Agreement or by vote of a majority of the outstanding voting securities of a Fund, or by Compass Distributors, LLC, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that Compass Distributors, LLC is indemnified against losses for certain of its activities as distributor, provided that it is not indemnified it the event of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement.

If you have any questions, please call the Leuthold Funds at 1-800-273-6886 (toll free).

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The date of this Supplement is March 8, 2022.

Please retain this Supplement for future reference.